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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 1, 2002


                                US UNWIRED INC.
             (Exact name of registrant as specified in its charter)



         Louisiana                   000-22003                   72-1457316
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


         901 Lakeshore Drive
       Lake Charles, Louisiana                               70601
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(Address of principal executive offices)                   (Zip Code)



                                (337) 436-9000
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             (Registrant's telephone number, including area code)



                                Not applicable.
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On April 1, 2002, US Unwired Inc., a Louisiana corporation ("US Unwired"), acquired IWO Holdings, Inc., a Delaware corporation ("IWO"), by merging Northeast Unwired Inc., a Delaware corporation ("Northeast Unwired") that is US Unwired's indirect, wholly owned subsidiary, into IWO (the "Merger"). In connection with the Merger, US Unwired issued to the former stockholders of IWO approximately 39.0 million shares of US Unwired common stock and reserved approximately 6.9 million additional shares of its common stock for issuance upon the exercise of options and warrants that US Unwired assumed or exchanged in connection with the Merger. As a result of the Merger, IWO became an indirect, wholly owned subsidiary of US Unwired. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of December 19, 2001 (the "Merger Agreement"), by and among US Unwired, Northeast Unwired and IWO. The Merger Agreement and the press release of US Unwired announcing the completion of the Merger are filed with this report as Exhibits 2.1 and 99.3, respectively, and are incorporated herein by reference.

          The number of US Unwired shares issued to each former IWO stockholder in connection with the Merger was equal to 1.0371 times the number of shares of IWO common stock such stockholder held immediately prior to the Merger (the "Exchange Ratio"). In addition, upon the effectiveness of the Merger, each IWO warrant or option that US Unwired assumed or exchanged in connection with the Merger became exercisable for US Unwired shares equal to the number of IWO shares underlying such option or warrant immediately prior to the merger multiplied by the Exchange Ratio. The Exchange Ratio was determined through negotiations between US Unwired and IWO. There were no material relationships between IWO on the one hand, and US Unwired, any of US Unwired's affiliates, directors or officers or any associate of such directors or officers, on the other hand, prior to the consummation of the Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

     The following financial statements of IWO Holdings, Inc. and subsidiaries and statements of Sprint Spectrum Albany, Syracuse and Manchester Markets are incorporated by reference into this report as Exhibit 99.1:

IWO HOLDINGS, INC. AND SUBSIDIARIES:

(i)   Report of Independent Accountants

(ii)  Consolidated Balance Sheets as of December 31, 2000 and 2001

(iii) Consolidated Statements of Operations for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and 2001

(iv) Consolidated Statements of Stockholders' Equity (Deficit) for the period January 1, 1999

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      through December 20, 1999, for the period December 20, 1999 through
      December 31, 1999 and for the years ended December 31, 2000 and 2001

(v) Consolidated Statements of Cash Flows for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and 2001

(vi)  Notes to Consolidated Financial Statements

SPRINT SPECTRUM ALBANY, SYRACUSE AND MANCHESTER MARKETS:

(i)   Report of Independent Auditors

(ii)  Statement of Assets Sold as of December 31, 1999

(iii) Statements of Revenues and Expenses for each of the two years in the period ended December 31, 1999

(iv)  Notes to Statement of Assets Sold and Statements of Revenues and Expenses

      (b) Pro forma financial information.

      The following pro forma financial statements of US Unwired Inc. are incorporated by reference into this report as Exhibit 99.2:

(i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2001

(ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001

(iii) Notes to Pro Forma Condensed Consolidated Financial Statements

      (c) Exhibits.

      The following exhibits are filed with or incorporated by reference into this report:

Exhibit No.                                  Description
-----------          -----------------------------------------------------------
   2.1               Agreement and Plan of Merger, dated as of December 19,
                     2001, by and among US Unwired Inc., Northeast Unwired Inc.
                     and IWO Holdings, Inc. (incorporated by reference to Exhibit 2.1 filed with US Unwired Inc.'s registration statement on Form S-4, registration no. 333-81928, filed on February 1, 2002).

   99.1 Audited consolidated financial statements of IWO Holdings, Inc. and subsidiaries as of December 31, 2001 and 2000 and for the period January 1,

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                     1999 through December 20, 1999, for the period December 20,
                     1999 through December 31, 1999 and for the years ended December 31, 2000 and December 31, 2001 and audited statement of assets sold as of December 31, 1999 and the related statements of revenues and expenses for each of the two years in the period ended December 31, 1999 of the Sprint Spectrum Albany, Syracuse and Manchester Markets (incorporated by reference to Exhibit 99.1 filed with the Current Report on Form 8-K of US Unwired Inc., filed on April 1, 2002).

   99.2 Unaudited pro forma condensed consolidated financial statements of US Unwired Inc. as of and for the year ended December 31, 2001 (incorporated by reference to Exhibit
                     99.2 filed with the Current Report on Form 8-K of US Unwired Inc., filed on April 1, 2002).

   99.3* Press release dated April 2, 2002 announcing the completion of the acquisition of IWO Holdings, Inc. by US Unwired Inc., pursuant to an Agreement and Plan of Merger dated December 19, 2001 by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc.

________________
* Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  US UNWIRED INC.
                                  (Registrant)



Date: April 15, 2002              /s/ Thomas G. Henning
                                  ---------------------------
                                  Name:  Thomas G. Henning
                                  Title: General Counsel and Corporate Secretary

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                                 EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------
   2.1 Agreement and Plan of Merger, dated as of December 19, 2001, by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc. (incorporated by reference to Exhibit 2.1 filed with US Unwired Inc.'s registration statement on Form S-4, registration no. 333-81928, filed on February 1, 2002).

   99.1 Audited consolidated financial statements of IWO Holdings, Inc. and subsidiaries as of December 31, 2001 and 2000 and for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and December 31, 2001 and audited statement of assets sold as of December 31, 1999 and the related statements of revenues and expenses for each of the two years in the period ended December 31, 1999 of the Sprint Spectrum Albany, Syracuse and Manchester Markets (incorporated by reference to Exhibit 99.1 filed with the Current Report on Form 8-K of US Unwired Inc., filed on April 1, 2002).

   99.2 Unaudited pro forma condensed consolidated financial statements of US Unwired Inc. as of and for the year ended December 31, 2001 (incorporated by reference to Exhibit
                     99.2 filed with the Current Report on Form 8-K of US Unwired Inc., filed on April 1, 2002).

   99.3* Press release dated April 2, 2002 announcing the completion of the acquisition of IWO Holdings, Inc. by US Unwired Inc., pursuant to an Agreement and Plan of Merger dated December 19, 2001 by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc.


________________
* Filed herewith.

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